UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):       July 14, 2009
                                                       -------------------------


                                AMREP CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


Oklahoma                             1-4702               59-0936128
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(State or Other Jurisdiction of      (Commission File     (IRS Employer
 Incorporation)                       Number)             Identification Number)


300 Alexander Park, Suite 204, Princeton, New Jersey           08540
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 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On July 14, 2009, Kable Media Services, Inc. , a subsidiary of AMREP Corporation (the "Company"), and certain direct and indirect subsidiaries of Kable Media Services, Inc. entered into a Third Amended and Restated Loan and Security Agreement dated as of July 13, 2009 with Bank of America, N.A.(the "Lender"), as successor by merger with LaSalle Bank National Association (the "Present Credit Agreement"). The following description is qualified by reference to the Present Credit Agreement, which is filed herewith as Exhibit No. 10.1. The Present Credit Agreement amends and restates the Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007, as amended, originally among Kable Media Services, Inc. and certain of its direct and indirect subsidiaries and the Lender's predecessor, LaSalle Bank National Association (the "Prior Credit Agreement").

     The Present Credit Agreement provides for: (i) a revolving credit loan and letter of credit facility of up to $20,000,000 ("Facility A") that may be used for general business purposes, including the payment of expenses and other costs associated with the consolidation of the Company's Subscription Fulfillment Services business in Florida; and (ii) a second revolving credit loan facility of up to $5,000,000 ("Facility D") that may be used exclusively for the payment of accounts payable under a distribution agreement with a customer of the Company's Distribution Services business. At the borrowers' option, up to $2,500,000 of the Lender's lending commitment for Facility D may be transferred to Facility A. At April 30, 2009, $6,067,000 of Facility A loans and no Facility D loans were outstanding. Additionally, term borrowings of approximately $2,800,000 ("Facilities B and C") at April 30, 2009, bearing interest from 4.79% to 6.40% per annum, that were incurred for capital expenditures under the Prior Credit Agreement are now included in the borrowings under the Present Credit Agreement in addition to Facilities A and D. Under the Present Credit Agreement, the revolving credits mature on May 1, 2010 and the term borrowings are due in installments through that date, as was the case under the Prior Credit Agreement. The borrowers' obligations under the Present Credit Agreement are secured by substantially all of their assets other than (i) real property and
(ii) any borrower's interest in the capital securities of any other borrower or any subsidiary of any borrower, as were the borrowers' obligations under the Prior Credit Agreement.

     The revolving loans under the Present Credit Agreement bear interest at the borrowers' option at a fluctuating rate that is either (i) a LIBOR-based rate (0.3% at July 14, 2009) plus 3.25%, or (ii) the bank's prime rate (3.25% at July 14, 2009) plus 1.75% (the rates under the Prior Credit Agreement were either (i) LIBOR-based plus a margin of 1.5% to 2.5%, depending upon the borrowers' funded debt to EBITDA ratio, or (ii) the Lender's prime rate).

     The Present Credit Agreement requires the borrowers to maintain certain financial ratios, which are changed in a number of respects from those contained in the Prior Credit Agreement. The Present Credit Agreement, as did the Prior Credit Agreement, also contains other customary covenants and restrictions, the most significant of which limit the ability of the borrowers to declare or pay dividends or make other distributions to the Company, limit the annual amount borrowers may incur for capital expenditures and other purposes, and impose certain minimum EBITDA requirements on the borrowers.

Item 2.02  Results of Operations and Financial Condition.

     On July 14, 2009, AMREP Corporation issued a press release that reported its results of operations for the three and twelve month periods ended April 30, 2009. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

 Exhibit No.                                 Description
 -----------                                 -----------

    10.1 Third Amended and Restated Loan and Security Agreement dated as of July 13, 2009, by and among Kable Media Services, Inc., Kable News Company, Inc., Kable Distribution Services, Inc., Kable News International, Inc., Kable Fulfillment Services, Inc., Palm Coast Data Holdco, Inc., Palm Coast Data LLC, Kable Product Services, Inc., Kable Specialty Packaging Services LLC, and Kable Staffing Resources LLC and Bank of America, N.A., as successor by merger with LaSalle Bank National Association.

    99.1       Press Release, dated July 14, 2009, issued by AMREP Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMREP Corporation
                                          ------------------------------------
                                             (Registrant)

                                          By:   /s/ Peter M. Pizza
                                              --------------------------------
                                              Peter M. Pizza, Vice President
Date:  July 16, 2009

                                  EXHIBIT INDEX


 Exhibit No.                              Description
 -----------                              -----------

    10.1 Third Amended and Restated Loan and Security Agreement dated as of July 13, 2009, by and among Kable Media Services, Inc., Kable News Company, Inc., Kable Distribution Services, Inc., Kable News International, Inc., Kable Fulfillment Services, Inc., Palm Coast Data Holdco, Inc., Palm Coast Data LLC, Kable Product Services, Inc., Kable Specialty Packaging Services LLC, and Kable Staffing Resources LLC and Bank of America, N.A., as successor by merger with LaSalle Bank National Association.

    99.1       Press Release, dated July 14, 2009, issued by AMREP Corporation.